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This is filed pursuant to Rule 497(e).


ALLIANCE CAPITAL (logo)           THE ALLIANCE STOCK FUNDS
                                    - Alliance International
                                      Fund
___________________________________________________________
Supplement dated August 31, 1998 to the Prospectus dated February 2, 1998 of The Alliance Stock Funds

The following information supersedes certain information in the current prospectus in the table under the heading
"Management of the Funds - Adviser".


International Fund - the person principally responsible for the day-to-day management of the Fund is Bruce W. Calvert. Mr. Calvert is Vice Chairman and Chief Investment Officer of ACMC, with which he has been associated since prior to 1993.


          YOU SHOULD RETAIN THIS SUPPLEMENT WITH
           YOUR PROSPECTUS FOR FUTURE REFERENCE.


(R) This registered service mark used under licence from the owner, Alliance Capital Management L.P.


























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